Exhibit 99.2

The world leader in serving science Thermo Fisher Scientific to Acquire QIAGEN N.V. March 3, 2020

Use of non-GAAP financial measures / forward looking statements

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), Thermo Fisher uses certain non-GAAP financial measures, including adjusted EPS and adjusted operating income, which exclude certain acquisition-related costs, including charges for the sale of inventories revalued at the date of acquisition and significant transaction costs; restructuring and other costs/income; and amortization of acquisition-related intangible assets. Adjusted EPS also excludes certain other gains and losses that are either isolated or cannot be expected to occur again with any regularity or predictability, tax provisions/benefits related to the previous items, benefits from tax credit carryforwards, the impact of significant tax audits or events and the results of discontinued operations. Thermo Fisher excludes the above items because they are outside of the company's normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. Thermo Fisher believes that the use of non-GAAP measures helps investors to gain a better understanding of the company's core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts.

Forward-looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as "believes," "anticipates," "plans," "expects," "seeks," "estimates," and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties, including the impact of public health epidemics; dependence on customers' capital spending policies and government funding policies; the effect of economic and political conditions and exchange rate fluctuations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to recent or pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; regulatory approvals required for the transaction not being timely obtained, if obtained at all, or being obtained subject to conditions; prior to the completion of the transaction, QIAGEN's business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher's Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the U.S. Securities and Exchange Commission ("SEC") and available in the "Investors" section of Thermo Fisher's website, ir.thermofisher.com, under the heading "SEC Filings," and in any subsequent Quarterly Reports on Form 10-Q and other documents Thermo Fisher files with the SEC, and in QIAGEN's Annual Report on Form 20-F for the year ended December 31, 2019, which is on file with the SEC and available in the "Investor Relations" section of QIAGEN's website, corporate.QIAGEN.com/investor-relations, under the heading "Financial Reports," and in any subsequent Quarterly Reports on Form 6-K and other documents QIAGEN files or furnishes with the SEC. While Thermo Fisher or QIAGEN may elect to update forward-looking statements at some point in the future, Thermo Fisher and QIAGEN specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher's or QIAGEN's views as of any date subsequent to today.

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Thermo Fisher SCIENTIFIC

Additional Information Regarding the Transaction

The tender offer referenced herein has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any ordinary shares of QIAGEN or any other securities, nor is it a substitute for the tender offer materials that Thermo Fisher or its acquisition subsidiary will file with the SEC and publish in Germany. The terms and conditions of the tender offer will be published in, and the offer to purchase ordinary shares of QIAGEN will be made only pursuant to, the offer document and related offer materials prepared by Thermo Fisher and its acquisition subsidiary and as approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht, "BaFin"). Once the necessary permission from BaFin has been obtained, the offer document and related offer materials will be published in Germany and also filed with the SEC in a tender offer statement on Schedule TO at the time the tender offer is commenced. QIAGEN intends to file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer; in addition, QIAGEN will publish a document combining the recommendation statement pursuant to Sec. 27 of the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz, WpÜG) and the position statement (gemotiveerde standpuntbepaling) pursuant to Section 18 and appendix G of the Dutch Decree on Public Takeovers (Besluit Openbare Biedingen). The offer document for the tender offer (in German and in English) containing the detailed terms and conditions of, and other information relating to, the tender offer will, among other things, be published on the internet at https://corporate.thermofisher.com/en/offer.html.

Acceptance of the tender offer by shareholders that are resident outside Germany and the United States may be subject to further legal requirements. With respect to the acceptance of the tender offer outside Germany and the United States, no responsibility is assumed for the compliance with such legal requirements applicable in the respective jurisdiction.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS THEY MAY BE AMENDED FROM TIME TO TIME, AS WELL AS QIAGEN'S RECOMMENDATION STATEMENT PURSUANT TO SEC. 27 WPÜG AND POSITION STATEMENT (GEMOTIVEERDE STANDPUNTBEPALING) PURSUANT TO SECTION 18 AND APPENDIX G OF THE DUTCH DECREE ON PUBLIC TAKEOVERS (BESLUIT OPENBARE BIEDINGEN) WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SHAREHOLDERS OF QIAGEN ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY, AND NOT THIS DOCUMENT, WILL GOVERN THE TERMS AND CONDITIONS OF THE TENDER OFFER, AND BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES.

The tender offer materials, including the offer to purchase and the related letter of transmittal and certain other tender offer documents, and the solicitation/recommendation statement (when they become available) and other documents filed with the SEC by Thermo Fisher or QIAGEN, may be obtained free of charge at the SEC's website at www.sec.gov or at QIAGEN's website at www.QIAGEN.com or by contacting QIAGEN's investor relations department at 240-686-2222 or at Thermo Fisher's website at www.thermofisher.com or by contacting Thermo Fisher's investor relations department at 781-622-1111. In addition, Thermo Fisher's tender offer statement and other documents it will file with the SEC will be available at https://ir.thermofisher.com/investors. Furthermore, copies of the offer document will also be available free of charge at the information agent to be identified in the offer document.

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4 • QIAGEN – a leading global provider of molecular diagnostics and sample preparation technologies • Complementary offering strengthens our unique value proposition for clinical and life sciences customers • Net purchase price of approximately $11.5B in cash • Creates significant shareholder value: • Expected to be immediately accretive to Thermo Fisher’s adjusted EPS after close • Expect to realize $200M of total synergies by year three following the close Acquisition of QIAGEN – Creating Customer & Shareholder Value

5 89% Revenue by Product 11% Consumables Instruments / Services QIAGEN Overview 21% 32% 47% EMEA Americas Asia Pacific / Rest of World Revenue by Geography • A leading global provider of molecular diagnostics and sample preparation technologies • Product portfolio serves high - growth markets • 2019 Revenue: $1.53B • Adj. operating income margin of 28% • 5,100 employees globally Note: Financials reflect LTM as of December 31, 2019 52% Revenue by Customer 48% Life Sciences Molecular Diagnostics QIAstat Syndromic testing QIAcuity dPCR systems (launching mid - 2020) QuantiFERON IGRA immune response tests QIAgility Assay prep systems Bioinformatics DNA / RNA / Protein Purification Kits Attractive Revenue Profile QIASymphony Automated sample prep and assay setup

6 Strategic Rationale for Acquisition of QIAGEN • Expands specialty diagnostics portfolio with attractive molecular diagnostics capabilities, including infectious disease testing • Complements leading life sciences offering with innovative sample preparation, assay and bioinformatics technologies • Provides opportunity to leverage our industry - leading capabilities and R&D expertise to accelerate innovation and address emerging healthcare needs • Leverages Thermo Fisher’s extensive commercial and geographic reach to expand customer access to QIAGEN’s product portfolio • Delivers attractive financial benefits and shareholder value creation through our PPI Business System, including our proven integration approach

7 Complementary Offerings Create Significant Customer Benefits Clinical Life Sciences Customer and Patient Benefits • Biosciences – leading life science reagents and consumables offering • Genetic analysis technologies (including qPCR, NGS, Sanger and microarrays) • Leading sample preparation technologies • Emerging digital PCR capabilities • Bioinformatics capabilities • Genetic analysis technologies (including qPCR, NGS, Sanger and microarrays) • Molecular diagnostics for infectious disease (QIAsymphony) • Syndromic testing capability (QIAstat) • Companion diagnostics offering • Bioinformatics capabilities • Higher - value diagnostic insights (accuracy, speed) • Improved healthcare economics + + • Complementary capabilities create enhanced workflow solutions • Accelerating discovery and enabling scientific breakthroughs • Allergy and autoimmunity • Transplant diagnostics • QuantiFERON - TB Gold Plus latent tuberculosis detection test + • Increased access to a more comprehensive specialty diagnostics portfolio Customer Type

8 Compelling Financial Profile Price • Total cash consideration of approximately US $11.5B • €39 per fully diluted share • Assumption of $1.4B of net debt Returns • Attractive return profile and accretive to adjusted EPS • Expected to add $0.60 to adjusted EPS in first 12 months after close Synergies • Estimated to generate $200M of total synergies by year three following the close • Cost Synergies: $150M • Revenue Synergies: $100M of revenue synergies delivering $50 million of adjusted operating income benefit • Provides for increased tax efficiencies

9 Transaction Overview Financing • Fully committed bridge facility in place • Permanent financing from available cash and issuance of new debt Leverage • Pro forma leverage ratio expected to be approximately 3x at close • Expect to maintain investment - grade debt ratings post close Path to Completion • Customary closing conditions including: • Receipt of applicable regulatory approvals • QIAGEN shareholder approval • Completion of the tender offer • Expected to be completed in the first half of 2021 NOTE: Leverage Ratio = Total debt to trailing twelve months adjusted EBITDA

10 • QIAGEN – a leading global provider of molecular diagnostics and sample preparation technologies • Complementary offering strengthens our unique value proposition for clinical and life sciences customers • Net purchase price of approximately $11.5B in cash • Creates significant shareholder value: • Expected to be immediately accretive to Thermo Fisher’s adjusted EPS after close • Expect to realize $200M of total synergies by year three following the close Acquisition of QIAGEN – Creating Customer & Shareholder Value